SEPTEMBER 24, 2001

                       GROUP I: $223,088,435 (APPROXIMATE)
                      GROUP II: $202,927,941 (APPROXIMATE)


                               [GREENPOINT CREDIT LOGO]


                       MANUFACTURED HOUSING CONTRACT TRUST
                    PASS-THROUGH CERTIFICATES, SERIES 2001-2

                             GREENPOINT CREDIT, LLC
                               SERVICER AND SELLER

               $138,088,435 FLOATING RATE CLASS I A-1 CERTIFICATES
                $85,000,000 AUCTION RATE CLASS I A-2 CERTIFICATES
              $102,927,941 FLOATING RATE CLASS II A-1 CERTIFICATES
               $100,000,000 AUCTION RATE CLASS II A-2 CERTIFICATES


                             COMPUTATIONAL MATERIALS


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

THE CERTIFICATES DESCRIPTION

------------------------------------------------------------------------------------------------------------------------------------
GREENPOINT 2001-2                       CLASS I A-1          CLASS I A-2          CLASS II A-1         CLASS II A-2
------------------------------------------------------------------------------------------------------------------------------------
 Principal Amount (approx):           $138,088,434.55       $85,000,000.00      $102,927,940.90      $100,000,000.00

 Ratings                                Aaa/AAA/AAA           Aaa/AAA/NR          Aaa/AAA/AAA           Aaa/AAA/NR
 (Moody's/S&P/Fitch):

 Wtd Avg. Life:                          2.28 years           9.22 years           2.01 years           8.53 years

 Pricing Prepayment Speed (1):            200% MHP             200% MHP             250% MHP             250% MHP

 Priced to 10% Call:                        Yes                  Yes                  Yes                  Yes

 Principal Payment Begins:                Month 1              Month 65             Month 1              Month 53

 Principal Payment Ends:                  Month 64            Month 150             Month 52            Month 150

 Principal Payment Window:               64 months            86 months            52 months            98 months

 Expected Final:                        January 2007          March 2014          January 2006          March 2014

 Last Sched. Distribution:               April 2016         February 2032          June 2020            March 2032

 Credit Enhancement:                   Ambac Guaranty       Ambac Guaranty       Ambac Guaranty       Ambac Guaranty
                                       Radian Guaranty      Radian Guaranty      Radian Guaranty      Radian Guaranty
                                        Excess Spread        Excess Spread        Excess Spread        Excess Spread

 First Distribution Date:                 10/22/01             11/9/01              10/22/01             11/13/01

 Distribution Date (2):                     20th                 9th                  20th                 13th

 Delay Days:                                 No                   No                   No                   No

 Accrued Interest:                           No                   No                   No                   No

 Coupon Type:                          Floating Rate         Auction Rate        Floating Rate         Auction Rate

 Day Count:                              Actual/360           Actual/360           Actual/360           Actual/360
 Authorized Denominations:              $50,000 and          $25,000 and          $50,000 and          $25,000 and
                                      multiples of $1        multiples of       multiples of $1        multiples of
                                         thereafter       $25,000 thereafter       thereafter       $25,000 thereafter

 ERISA Eligible:                        To Qualified Plan Investors Only              Yes                  Yes

 SMMEA Eligible:                            Yes                  Yes                  Yes                  Yes
------------------------------------------------------------------------------------------------------------------------------------



-------------------
(1) 100% MHP assumes constant prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the 1st month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter, 100% MHP assumes a constant prepayment rate of 6.0% per annum each month.
(2)  Or the next business day if such a day is not a business day.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

  THE CONTRACTS:                   GROUP   I:   contains   approximately   9,769
                                   fixed-rate   contracts   with  an   aggregate
                                   scheduled principal balance as of August 31, 2001 of approximately $223,088,434.55.

                                   GROUP II: contains approximately 4,375 floating-rate contracts with an aggregate scheduled principal balance as of August 31, 2001 of approximately $202,927,940.90.

  TITLE OF SECURITIES:             GreenPoint   Credit   Manufactured    Housing
                                   Contract  Trust  Pass-Through   Certificates,
                                   Series 2001-2,  Class I A-1 and A-2 and Class
                                   II    A-1    and    A-2    (together,     the
                                   "Certificates").

  DESCRIPTION OF TRANSACTION:      GROUP  I:  backed  by  fixed  rate  contracts
                                   swapped to floating  rate  Certificates.  The
                                   swap  counterparty for the interest rate swap
                                   will be Citibank,  N.A.,  rated AA/Aa2 by S&P
                                   and  Moody's,   respectively.

                                   The Class I Certificates have two classes, one of which is a term class and the other of which is an auction rate class. Payments on the Class I A-1 and Class I A-2 Certificates will be guaranteed by Ambac Assurance Corporation ("Ambac") as described herein. The Certificates will also have the benefit of an insurance policy from Radian Insurance Inc. ("Radian"), in an amount determined by Ambac and Radian.

                                   GROUP   II:   backed   by   adjustable   rate
                                   contracts.

                                   The Class II Certificates have two classes, one of which is a term class and the other of which is an auction rate class. Payments on the Class II A-1 and Class II A-2 Certificates will be guaranteed by Ambac Assurance Corporation ("Ambac") as described herein. The Certificates will also have the benefit of an insurance policy from Radian Insurance Inc. ("Radian"), in an amount determined by Ambac and Radian.

  INTEREST RATE SWAP:              Under the interest rate swap agreement, on
                                   each Distribution Date for the Class I
                                   Certificates (1) the swap counterparty will be obligated to make a payment to the Trust at an annual rate of LIBOR based on the outstanding principal amount of the Group I
                                   Contracts and (2) the Trust will be obligated to make a payment to the swap counterparty at a fixed rate set on the pricing date based on the outstanding principal amount of the Group
                                   I Contracts. The Available Distribution
                                   Amount for Group I will be net of any
                                   payments made to the swap counterparty.

  CREDIT ENHANCEMENT:               CLASS I A-1                CLASS I A-2            CLASS II A-1         CLASS II A-2
                                    -----------                -----------            ------------         ------------
                                   Ambac Policy              Ambac Policy            Ambac Policy        Ambac Policy
                                   Radian Policy             Radian Policy           Radian Policy       Radian Policy
                                   Excess Spread             Excess Spread           Excess Spread       Excess Spread



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

  CERTIFICATE INSURERS:            GROUP I: Ambac, which has a claims paying
                                   ability rated AAA/Aaa/AAA by S&P, Moody's and Fitch, will issue a certificate guaranty insurance policy, which will guarantee timely interest, and principal, to the extent necessary to maintain parity between the principal balance of the Group I Contracts and the Class I Certificates on each Distribution Date or any principal still due to the Certificate holders at the final scheduled Distribution Date.

                                   Radian Insurance Inc. will also issue a
                                   certificate guaranty insurance policy for the benefit of the Certificateholders. Radian's policy will be determined by Ambac and can be cancelled at anytime at Ambac's discretion.

                                   GROUP II: Ambac will issue a certificate guaranty insurance policy, which will guarantee timely interest at a rate up to the Net Funds Cap for Group II, and principal, to the extent necessary to maintain parity between the principal balance of the Group II Contracts and the Class II Certificates on each Distribution Date or any principal still due to the Certificate holders at the final scheduled Distribution Date.

                                   Radian Insurance Inc. will also issue a
                                   certificate guaranty insurance policy for the benefit of the Certificateholders. Radian's policy will be determined by Ambac and can be cancelled at anytime at Ambac's discretion.

  ADVANCES:                        The servicer will advance its own funds to
                                   cover any shortfalls in payments of principal and interest due to the offered certificates in any month that (1) the servicer receives a payment on a contract that is less than the full scheduled payment or (2) the servicer receives no payment on a contract, and (3) in each case, the servicer determines that the advance will be recoverable from future payments or collections on that contract.

                                   In addition, since not all of the contracts have scheduled payments due during the initial collection period, on the first distribution date the servicer will also advance amounts necessary to cover any resulting interest shortfall on any class of certificates. Except for the first Distribution Date, any advances made by the servicer with respect to a Distribution Date will not exceed the amount of delinquent contract payments that were due in the applicable prior month.

  TRUSTEE:                         Bank One, National Association.

  LEAD MANAGER:                    Salomon Smith Barney.

  CO-MANAGER:                      First Union Securities, Inc. will be a
                                   Co-Manager on the Class I A-1 Certificates.

  SELLER AND SERVICER:             GreenPoint Credit, LLC.

  AUCTION AGENT:                   Bankers Trust Company.

  CUT-OFF DATE:                    August 31, 2001.

  CLOSING DATE:                    October 2, 2001.

  PRICING DATE:(1)                 September 25-27, 2001.

  INITIAL AUCTION DATE:(1)         October 1, 2001.

  FORM OF CERTIFICATES:            Book entry form, same day funds (through DTC,
                                   Euroclear and Clearstream).



-------------------
(1)  Subject to change

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

  PREPAYMENT PRICING SPEED:        GROUP I: 200% MHP.

                                   GROUP II: 250% MHP.

  OPTIONAL TERMINATION:            10% clean-up call (based on the aggregate
                                   scheduled principal balance of the Group I and Group II contracts).

  ERISA CONSIDERATIONS:(1)         The Certificates are ERISA-eligible, but the
                                   Class I Certificates are limited to
                                   "Qualified Plan Investors."

  TAXATION:                        The Certificates are REMIC for federal income
                                   tax purposes.

  LEGAL INVESTMENT:                The Certificates are SMMEA-eligible.

  SERVICING FEE:                   With respect to the Certificates, the Monthly
                                   Servicing Fee will be equal to the product of one-twelfth of 1.00% of the Pool Scheduled
                                   Principal Balance for the Certificates for the related Distribution Date, whether or not the related scheduled payments on the Group I or Group II Contracts are received.

                                   The Available Distribution Amount for Group I and Group II will be net of the related Monthly Servicing Fee.

  DISTRIBUTION DATE:               For the Class I A-1 and Class II A-1
                                   certificates the 20th of each month, for the Class I A-2 certificates, the 9th of each month and for the Class II A-2 certificates, the 13th of each month or, if such day is not a business day, the next succeeding business day.

                                   The first distribution date for the Class I
                                   A-1 and Class II A-1 certificates will be October 22, 2001, for the Class I A-2 certificates November 9, 2001 and for the Class II A-2 certificates November 13, 2001.

                                   Principal and interest distributions to the Class I A-1 and Class II A-1
                                   Certificateholders on a Distribution Date are based on a Collection Period of the calendar month preceding such Distribution Date. Assuming payment on the 20th of the each month, funds are distributed approximately 20 days after the end of the related collection period.

                                   Principal and interest distributions to the Class I A-2 Certificateholders on a Distribution Date are based on a one month Collection Period that will be the calendar month which is two calendar months preceding such Distribution Date. Assuming payment on the 9th of the each month, funds are distributed approximately 39 days after the end of the related collection period.

                                   Principal and interest distributions to the Class II A-2 Certificateholders on a Distribution Date are based on a one month Collection Period that will be the calendar month which is two calendar months preceding such Distribution Date. Assuming payment on the 13th of the each month, funds are distributed approximately 43 days after the end of the related collection period.

  INTEREST ACCRUAL PERIOD:         Interest will accrue on the Certificates from
                                   the prior Distribution Date (or, for the first Distribution Date, from the Closing
                                   Date) up to but not including the current
                                   Distribution Date on an Actual/360 basis.

  PASS-THROUGH RATES:              The Pass-Through Rate on the Class I A-1
                                   Certificates and the Class II A-1



-------------------
(1) "Qualified Plan Investor" means a Plan investor or group of Plan investors on whose behalf the decision to purchase any class of the Class I Certificates is made by an appropriate independent fiduciary who is qualified to analyze and understand the terms and conditions of the interest rate swap transaction and the effect the interest rate swap or interest rate swap agreement would have upon the credit ratings of the Class I Certificates.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                                   Certificates will be 1 month LIBOR plus the applicable spread. The Class I A-2 and Class II A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

  NET FUNDS CAP:                   The Pass-Through Rates for the Class II
                                   Certificates are capped at the weighted
                                   average of the Net Contract Rates of the Group II Contracts (the "Net Funds Cap")

                                   The amount of interest that would have
                                   accrued on any Class II Certificate if the related Pass-Through Rate were not capped by the Net Funds Cap (the "Net Funds Cap Carryover Amount") is not rated by the rating agencies or covered by Radian or Ambac, but is payable to the applicable Certificate holders to the extent of funds available therefor before any funds are distributed to the Class R Certificates.

                                   The Net Contract Rate for a Group II Contract is defined as the related Contract Rate on the first day of the related Collection Period minus 1.69%, which is the Servicing Fee plus certain other costs of the trust, including the premium owed to the Certificate Insurers.

  PRINCIPAL DISTRIBUTION:          The Available Distribution Amount with
                                   respect to the Group I and Group II Contracts remaining after the distribution of interest on the Certificates and the payment of certain fees and expenses of the Trust will be distributed to the Certificates in the order and in the amounts described under "Distributions of Principal and Interest" below.

                                   GROUP I: Principal distributions to the Class I Certificates will be made sequentially to the Class I A-1 Certificates and then the Class I A-2 Certificates.

                                   GROUP II: Principal distributions to the Class II Certificates will be made sequentially to the Class II A-1 Certificates and then the Class II A-2 Certificates.

                                   However, on or after the occurrence of a Deficiency Event and an insurer default with respect to a Group, the Certificates related to the Group will receive principal pro rata in proportion to their respective principal balances.

  DEFICIENCY EVENT:                With respect to each contract group, the date
                                   on which the aggregate scheduled principal balances of the contracts in that contract group are less than the aggregate certificate balances of the certificates related to the contract group

  ALLOCATION OF LOSSES:            GROUP I: Losses not covered by excess
                                   interest will be allocated first to Radian's
                                   Class I Certificate Insurance Policy and then to Ambac's Class I Certificate Insurance
                                   Policy. In the event there is no payment under the certificate insurance policies, losses will be allocated pro rata among the Class I A-1 and Class I A-2 Certificates.

                                   GROUP II: Losses not covered by excess
                                   interest will be allocated first to Radian's
                                   Class II Certificate Insurance Policy and then to Ambac's Class II Certificate Insurance Policy. In the event there is no payment under the certificate insurance policies, losses will be allocated pro rata among the Class II A-1 and Class II A-2 Certificates.

  PROSPECTUS:                      The Certificates are being offered pursuant
                                   to a Prospectus supplemented by a Prospectus
                                   Supplement (together, the "Prospectus").
                                   Complete information with respect to the Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                                   Sales of the Certificates may not be
                                   consummated unless the purchaser has received the Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On each Distribution Date the Available Distribution Amount for the Class I Certificates will be distributed in the following amounts and in the following order of priority:

1) to the Certificate Insurers, their monthly premium amount allocable to Group
I;

2) to the Class I A-1 and Class I A-2 Certificates, the related Interest Distribution for such Distribution Date pro rata;

3) to the Class I A-1 Certificates, the Class I Formula Principal Distribution Amount until the Certificate Principal Balance of the Class I A-1 Certificates is reduced to zero;

4) to the Class I A-2 Certificates, the Class I Formula Principal Distribution Amount until the Certificate Principal Balance of the Class I A-2 Certificates is reduced to zero;

5) to the Certificate Insurers, any reimbursements of amounts owed pursuant to their policies with respect to Group I;

6) to pay the Broker-Dealer and Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement;

7) to the Group II Certificate Account to cover any shortfall in amounts owed to the Class II Certificates; and

8) finally, any remainder to the Class R Certificates.


GROUP II DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On each Distribution Date the Available Distribution Amount for the Class II Certificates will be distributed in the following amounts and in the following order of priority:

1) to the Certificate Insurers, their monthly premium amount allocable to Group II;

2) to the Class II A-1 and Class II A-2 Certificates, the related Interest Distribution for such Distribution Date pro rata;

3) to the Class II A-1 Certificates, the Class II Formula Principal Distribution Amount until the Certificate Principal Balance of the Class II A-1 Certificates is reduced to zero;

4) to the Class II A-2 Certificates, the Class II Formula Principal Distribution Amount until the Certificate Principal Balance of the Class II A-2 Certificates is reduced to zero;

5) to the Certificate Insurers, any reimbursements of amounts owed pursuant to their policies with respect to Group II;

6) to pay any applicable Net Funds Cap Carryover Amount to the Class II A-1 and Class II A-2 certificates pro rata;

7) to pay the Broker-Dealer and Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement;

8) to the Group I Certificate Account to cover any shortfall in amounts owed to the Class I Certificates; and

9) finally, any remainder to the Class R Certificates.






This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I CONTRACT POOL

The information herein regarding the collateral represents the initial Group I Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

     COLLATERAL CHARACTERISTICS               GROUP I
     --------------------------               -------

     Principal Amount                         $223,088,434.55
     Number of Loans                          9,769
     Average Loan Balance                     $22,836.36
     Wtd. Avg. FICO (1)                       671
     Multi-Section Homes (1)                  70.99%

     Wtd. Avg. Rem. Term                      211.2 months
     Wtd. Avg. Seasoning                      36.6 months
     Wtd. Avg. APR                            11.69%

     Top 5 States                             TX 10.14%
                                              GA 9.13%
                                              NC 7.41%
                                              FL 5.67%
                                              AL 5.39%


Information with respect to the Loan-to-Value Ratio and the dispersion of new and used manufactured homes is not electronically available for all Previously Securitized Contracts. A random sample of 527 loans, or approximately 11% of the total Previously Securitized Contracts, was reviewed. The loan-to-value and new home percentages represented below for previously securitized contracts were determined through the random sample and were determined at the time the loan was originated.

                                      GREENPOINT          PREVIOUSLY
                                      ORIGINATED          SECURITIZED
     COLLATERAL                       CONTRACTS           CONTRACTS
     ----------                       ----------          -----------
     % New Contracts (by $)           60.9%               93.8%
     Wtd. Avg. LTV                    88.4%               87.0%
     % Land Home Contracts            20.7%               N/A






------------------
(1)  Only takes into account newly originated GreenPoint contracts.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I COLLATERAL TABLES
GROUP I: GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

STATE                        COUNT                  BALANCE       % BY BALANCE
-----                        -----           --------------       ------------
Alabama                        604           $12,016,174.95          5.39%
Alaska                           2                21,095.35           0.01
Arizona                        295             6,339,670.90           2.84
Arkansas                       277             5,180,432.15           2.32
California                     346             6,854,308.19           3.07
Colorado                        90             2,919,914.60           1.31
Delaware                        45             1,031,814.68           0.46
Florida                        565            12,646,535.99           5.67
Georgia                      1,069            20,356,873.54           9.13
Idaho                           34               915,916.64           0.41
Illinois                       106             2,955,704.42           1.32
Indiana                        194             5,270,852.05           2.36
Iowa                            44             1,368,180.22           0.61
Kansas                         122             2,517,076.80           1.13
Kentucky                       208             6,351,382.06           2.85
Louisiana                      176             5,100,218.97           2.29
Maine                           41               935,358.33           0.42
Maryland                        64             1,056,044.16           0.47
Massachusetts                    1                49,083.54           0.02
Michigan                       268             8,662,432.63           3.88
Minnesota                       66             2,027,823.27           0.91
Mississippi                    392             7,414,000.23           3.32
Missouri                       330             7,150,202.89           3.21
Montana                         10               385,365.96           0.17
Nebraska                        30             1,075,850.50           0.48
Nevada                          91             1,944,322.58           0.87
New Hampshire                   20             1,177,769.37           0.53
New Jersey                       4                78,202.06           0.04
New Mexico                     241             4,464,777.37           2.00
New York                       153             6,744,264.66           3.02
North Carolina                 775            16,538,345.32           7.41
North Dakota                    15               444,802.05           0.20
Ohio                           217             5,241,421.44           2.35
Oklahoma                       157             4,726,474.71           2.12
Oregon                         179             3,909,003.81           1.75
Pennsylvania                   190             4,149,840.76           1.86
South Carolina                 452             6,892,781.94           3.09
South Dakota                    17               651,966.57           0.29
Tennessee                      545             8,418,520.32           3.77
Texas                          669            22,612,957.84          10.14
Utah                            18               549,184.48           0.25
Vermont                         13               641,723.57           0.29
Virginia                       278             5,261,176.44           2.36
Washington                     141             3,055,069.53           1.37
West Virginia                  183             4,012,225.97           1.80
Wisconsin                       12               332,022.33           0.15
Wyoming                         20               639,268.41           0.29
--------------------------------------------------------------------------------
TOTAL                        9,769          $223,088,434.55         100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

PRINCIPAL BALANCE              COUNT                BALANCE        % BY BALANCE
(US$)
----------------------         -----          -------------        ------------
3,887          5,000              4              $16,178.83         0.01%
5,001          7,500             44              266,999.85          0.12
7,501          10,000           102              855,601.83          0.38
10,001         12,500           305            2,249,715.35          1.01
12,501         15,000           636            4,263,774.05          1.91
15,001         17,500         1,004            7,513,083.84          3.37
17,501         20,000         1,042            9,889,298.86          4.43
20,001         22,500           906           10,933,144.78          4.90
22,501         25,000           856           13,935,919.06          6.25
25,001         27,500           764           15,102,040.73          6.77
27,501         30,000           653           14,782,225.40          6.63
30,001         32,500           563           14,265,214.88          6.39
32,501         35,000           424           12,132,331.88          5.44
35,001         40,000           685           22,175,882.29          9.94
40,001         45,000           529           20,447,173.38          9.17
45,001         50,000           376           17,137,409.85          7.68
50,001         55,000           270           14,030,765.23          6.29
55,001         60,000           169            9,553,082.30          4.28
60,001         65,000           119            7,398,369.99          3.32
65,001         70,000            70            4,690,647.44          2.10
70,001         75,000            51            3,673,295.15          1.65
75,001         80,000            57            4,451,579.94          2.00
80,001         85,000            39            3,210,754.94          1.44
85,001         154,069          101           10,113,944.70          4.53
--------------------------------------------------------------------------------
AVG         $22,836.36         9,769        $223,088,434.55       100.00%



GROUP I: DISTRIBUTION OF REMAINING MONTHS TO MATURITY

MOS. TO MATURITY        COUNT                BALANCE      % BY BALANCE
-----------------------------                -------      ------------
7          30           1,503          $6,899,708.29          3.09%
31         60           1,972          15,175,939.33           6.80
61         90             895          15,832,071.44           7.10
91         120          1,053          21,348,424.78           9.57
121        150            432          11,345,045.55           5.09
151        180          1,037          26,013,735.04          11.66
181        210             18             545,972.08           0.24
211        240          1,780          65,553,091.26          29.38
271        300             67           2,943,276.37           1.32
301        360          1,012          57,431,170.41          25.74
----------------------------------------------------------------------
WTD        211.2        9,769        $223,088,434.55        100.00%
AVG






This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF CONTRACT RATES


CONTRACT RATE                COUNT               BALANCE        % BY
(%)                                                            BALANCE
-----------------            -----         --------------   ------------
6.00        6.24                 1            $47,718.84         0.02%
7.00        7.24                 1             81,526.04          0.04
7.25        7.49                 4            359,817.26          0.16
7.50        7.74                 7            681,667.04          0.31
7.75        7.99                26          1,937,493.12          0.87
8.00        8.24                 8            473,732.89          0.21
8.25        8.49               566         23,899,243.46         10.71
8.50        8.74                19          1,594,034.33          0.71
8.75        8.99                63          3,490,218.29          1.56
9.00        9.24               689         19,680,236.02          8.82
9.25        9.49                39          2,286,345.48          1.02
9.50        9.74               175          9,711,872.69          4.35
9.75        9.99                90          3,555,455.85          1.59
10.00       10.24              213         10,563,231.05          4.73
10.25       10.49               38          1,632,476.00          0.73
10.50       10.74              171          7,965,713.03          3.57
10.75       10.99               99          4,351,709.57          1.95
11.00       11.24               84          4,109,383.42          1.84
11.25       11.49              196          8,123,263.46          3.64
11.50       11.74              114          3,568,595.26          1.60
11.75       11.99              181          7,004,197.01          3.14
12.00       12.24              107          2,837,401.33          1.27
12.25       12.49              296          7,894,226.96          3.54
12.50       12.74              538          6,633,494.07          2.97
12.75       12.99              334          6,014,994.73          2.70
13.00       13.24              514          9,402,331.37          4.21
13.25       13.49            1,053         13,454,693.66          6.03
13.50       13.74            1,208         13,321,929.96          5.97
13.75       13.99              954         12,902,326.36          5.78
14.00       14.24              384          5,804,970.39          2.60
14.25       14.49              332          5,401,000.62          2.42
14.50       14.74              103          2,218,935.22          0.99
14.75       14.99              178          3,954,321.96          1.77
15.00       15.24               86          1,889,279.70          0.85
15.25       15.49              134          2,636,915.30          1.18
15.50       15.74              112          2,465,908.37          1.11
15.75       15.99              116          2,081,697.48          0.93
16.00       16.24               37            767,071.38          0.34
16.25       21.25              499          8,289,005.58          3.72
--------------------------------------------------------------------------
WTD            11.69%        9,769       $223,088,434.55       100.00%
AVG


GROUP I: UNITS

UNITS                           COUNT                BALANCE      % BY BALANCE
---------------------         -------       ----------------      --------------
Not Available                  4,765          $47,950,486.04         21.49%
Single                         2,232           50,797,248.46          22.77
Multi-Section Homes            2,772          124,340,700.05          55.74
--------------------------------------------------------------------------------
TOTAL                          9,769         $223,088,434.55        100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP I: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS
(GREENPOINT ORIGINATED CONTRACTS)


LTV (%)                          COUNT                 BALANCE      % BY BALANCE
-----------------------          -----          --------------      ------------
     Not Available (1)           4,765          $47,950,486.04         21.49%
0.001           50.499              91            1,469,614.15           0.66
50.500          60.499              66            1,610,674.00           0.72
60.500          70.499             126            3,942,675.50           1.77
70.500          80.499             649           22,356,835.47          10.02
80.500          85.499             333           13,650,704.18           6.12
85.500          90.499           1,713           60,709,595.37          27.21
90.500          95.499           1,947           68,437,222.94          30.68
95.500          99.997              79            2,960,626.90           1.33
--------------------------------------------------------------------------------
WTD             88.38%           9,769         $223,088,434.55        100.00%
AVG

------------------
(1) Previously securitized collateral only; see paragraph below for an explanation.


Information with respect to the Loan-to-Value Ratio is not electronically available for all Previously Securitized Contracts. A random sample of 527 loans, or approximately 11% of the total Previously Securitized Contracts, was reviewed. The Loan to Value percentage at origination with respect to the random sample was 87.04%.

GROUP I: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS
(SAMPLE OF PREVIOUSLY SECURITIZED CONTRACTS)

LTV (%)                       COUNT               BALANCE          % BY BALANCE
---------------------         -----         -------------          ------------
40.990        50.000              3            $23,612.70              0.47%
50.001        75.000             26            197,295.21               3.93
75.001        80.000             34            361,976.19               7.20
80.001        85.000             36            354,754.81               7.06
85.001        90.000            342          3,416,981.94              68.01
90.001        95.000             83            632,592.93              12.59
95.001        97.369              3             37,222.53               0.74
--------------------------------------------------------------------------------
WTD           87.04%            527         $5,024,436.31            100.00%
AVG






This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

FIXED RATE TRANSACTION MATURITY MATRIX

                                       CLASS I
                                       -------
                   SETTLE             10/2/2001
                 FIRST PAY           10/20/2001
             FIRST PAY AUCTION        11/9/2001

                   CLASS               BALANCE
                                       -------
                   I A-1             138,088,434.55
                   I A-2              85,000,000.00

                 1YR LIBOR              2.92%

====================================================================================================================================
                 SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
                             FIX    0% MHP        150% MHP      175% MHP      200% MHP      250% MHP      275% MHP      300% MHP
====================================================================================================================================


TO CALL
====================================================================================================================================
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
  I A-1                      WAL     6.44           2.73          2.49          2.28          1.95          1.82          1.70
             START-END PRINCIPAL     1-168          1-77          1-70          1-64          1-55          1-51          1-47
                PRINCIPAL WINDOW      168            77            70            64            55            51            47
                        MATURITY    Sep-15         Feb-08        Jul-07        Jan-07        Apr-06        Dec-05        Aug-05
------------------------------------------------------------------------------------------------------------------------------------
  I A-2                      WAL     20.02         11.31          10.18         9.22          7.89          7.25          6.69
             START-END PRINCIPAL    169-287        78-196        71-170        65-150        56-129        52-116        48-105
                PRINCIPAL WINDOW      119           119            100           86            74            65            58
                        MATURITY    Aug-25         Jan-18        Nov-15        Mar-14        Jun-12        May-11        Jun-10
====================================================================================================================================


TO MATURITY
====================================================================================================================================
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
  I A-1                      WAL     6.44           2.73          2.49          2.28          1.95          1.82          1.70
             START-END PRINCIPAL     1-168          1-77          1-70          1-64          1-55          1-51          1-47
                PRINCIPAL WINDOW      168            77            70            64            55            51            47
                        MATURITY    Sep-15         Feb-08        Jul-07        Jan-07        Apr-06        Dec-05        Aug-05
------------------------------------------------------------------------------------------------------------------------------------
  I A-2                      WAL     21.03         12.06          11.10         10.26         8.85          8.26          7.74
             START-END PRINCIPAL    169-355        78-355        71-355        65-355        56-355        52-355        48-355
                PRINCIPAL WINDOW      187           278            285           291           300           304           308
                        MATURITY    Apr-31         Apr-31        Apr-31        Apr-31        Apr-31        Apr-31        Apr-31
====================================================================================================================================






This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II CONTRACT POOL

The information herein regarding the collateral represents the initial Group II Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

COLLATERAL               GROUP II
--------------------------------------------------------------------------------
Principal                $202,927,940.90     Top 5 States           FL     8.84%
Amount
Number of Loans          4,375                                      TX     7.28%
Average Loan Balance     $46,383.53                                 NC    6.72%
Wtd. Avg. FICO           676                                        MS    6.16%
Multi-Section Homes      83.24%                                     GA    6.12%

Wtd. Avg. Rem. Term      295.4 months
Wtd. Avg. Seasoning      4.1 months          Wtd. Avg. Periodic     2.00%
                                             Cap
Wtd. Avg. APR            9.06%               Wtd. Avg. Lifetime     14.07%
                                             Cap
Wtd. Avg. LTV            88.51%              Index                  99.91% 12M
                                                                    Libor
Percent LTV>=91.0%                           Wtd. Avg. Margin       6.10%
(by $)                   33.16%
% New Contracts (by $)   88.03%              Land Home              28.22%
                                             Contracts
--------------------------------------------------------------------------------






This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II COLLATERAL TABLES
GROUP II: GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

STATE                          COUNT                  BALANCE       % BY BALANCE
---------------------   -------------    ---------------------    --------------
Alabama                          283           $11,740,574.41           5.79%
Arizona                           83             3,457,382.14           1.70
Arkansas                         111             4,095,484.67           2.02
California                        15               926,378.78           0.46
Colorado                          11               590,689.29           0.29
Delaware                           7               426,400.42           0.21
Florida                          331            17,946,470.95           8.84
Georgia                          252            12,413,081.45           6.12
Idaho                             30             1,276,844.64           0.63
Illinois                          86             4,127,991.37           2.03
Indiana                           70             3,613,895.21           1.78
Iowa                              82             3,432,783.98           1.69
Kansas                            60             2,643,634.73           1.30
Kentucky                         158             7,589,251.76           3.74
Louisiana                        187             7,612,593.83           3.75
Maine                              5               298,974.39           0.15
Maryland                          22               987,062.47           0.49
Massachusetts                      1                41,902.33           0.02
Michigan                         149             7,163,014.45           3.53
Minnesota                         81             3,364,662.77           1.66
Mississippi                      308            12,493,640.98           6.16
Missouri                         280            11,873,127.86           5.85
Montana                           22               838,237.74           0.41
Nebraska                          26             1,349,761.16           0.67
Nevada                            13               801,706.34           0.40
New Hampshire                     10               784,262.03           0.39
New Mexico                        26             1,270,949.98           0.63
New York                          49             2,677,905.59           1.32
North Carolina                   274            13,644,607.46           6.72
North Dakota                      30             1,337,032.56           0.66
Ohio                              78             4,105,793.57           2.02
Oklahoma                          94             3,635,820.57           1.79
Oregon                            86             4,578,659.07           2.26
Pennsylvania                      94             4,195,049.21           2.07
South Carolina                    59             2,575,619.06           1.27
South Dakota                      86             4,119,908.88           2.03
Tennessee                        109             4,968,278.92           2.45
Texas                            339            14,781,639.86           7.28
Utah                               8               512,588.06           0.25
Vermont                            3               255,094.77           0.13
Virginia                          63             3,379,198.99           1.67
Washington                       115             7,351,375.73           3.62
West Virginia                    149             6,373,550.48           3.14
Wisconsin                          8               267,082.95           0.13
Wyoming                           22             1,007,975.04           0.50
--------------------------------------------------------------------------------
TOTAL                          4,375          $202,927,940.90         100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

PRINCIPAL BALANCE ($)          COUNT                BALANCE        % BY BALANCE
-------------------------      -----          -------------        ------------
       5,615        7,500         3              $19,001.77           0.01%
       7,501       10,000        32              273,640.84           0.13
      10,001       12,500        59              644,653.80           0.32
      12,501       15,000        65              891,470.74           0.44
      15,001       17,500        67            1,086,282.14           0.54
      17,501       20,000        83            1,534,857.47           0.76
      20,001       22,500       122            2,577,363.76           1.27
      22,501       25,000       184            4,354,394.29           2.15
      25,001       27,500       170            4,421,411.21           2.18
      27,501       30,000       206            5,887,863.73           2.90
      30,001       32,500       246            7,656,837.38           3.77
      32,501       35,000       191            6,428,018.81           3.17
      35,001       40,000       467           17,418,034.65           8.58
      40,001       45,000       418           17,705,529.44           8.73
      45,001       50,000       421           19,882,947.97           9.80
      50,001       55,000       367           19,200,114.75           9.46
      55,001       60,000       311           17,783,809.22           8.76
      60,001       65,000       226           14,061,147.42           6.93
      65,001       70,000       209           14,064,753.09           6.93
      70,001       75,000       120            8,663,276.40           4.27
      75,001       80,000        97            7,509,278.40           3.70
      80,001       85,000        58            4,775,115.86           2.35
      85,001      267,047       253           26,088,137.76          12.86
-------------------------------------------------------------------------------
AVG.              $46,384      4,375        $202,927,940.90         100.00%


GROUP II: DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS


LTV (%)                    COUNT                BALANCE       % BY BALANCE
---------------------      -----         --------------       ------------
    19.925 -   50.499         43            $925,429.05            0.46
    50.500 -   60.499         53           2,062,677.54            1.02
    60.500 -   70.499        100           4,039,775.41            1.99
    70.500 -   80.499        482          21,572,970.82           10.63
    80.500 -   85.499        310          16,076,373.52            7.92
    85.500 -   90.499      1,881          87,695,889.10           43.22
    90.500 -   95.499      1,421          66,917,930.90           32.98
    95.500 -   99.490         85           3,636,894.56            1.79
--------------------------------------------------------------------------
WTD            88.510      4,375        $202,927,940.90         100.00%
AVG



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materials. If you did not receive such a disclaimer please contact your Salomon
Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF CONTRACT RATES


CONTRACT RATE            COUNT                 BALANCE    % BY BALANCE
(%)
--------------------     -----           -------------    ------------
      5.10      5.24         1              $71,512.26       0.04%
      5.25      5.49         1               50,218.77        0.02
      5.50      5.74        43            3,261,751.88        1.61
      5.75      5.99         1               60,468.00        0.03
      6.00      6.24        55            3,563,607.80        1.76
      6.25      6.49        84            4,425,179.50        2.18
      6.50      6.74        44            3,343,354.98        1.65
      6.75      6.99       198           11,959,378.88        5.89
      7.00      7.24        65            3,293,740.48        1.62
      7.25      7.49       286           16,708,230.98        8.23
      7.50      7.74        65            3,894,817.31        1.92
      7.75      7.99       243           14,845,758.90        7.32
      8.00      8.24       181            9,717,669.30        4.79
      8.25      8.49       133            8,570,369.74        4.22
      8.50      8.74       296           15,609,337.08        7.69
      8.75      8.99       129            6,729,911.93        3.32
      9.00      9.24       217           11,080,333.89        5.46
      9.25      9.49       145            6,973,070.81        3.44
      9.50      9.74       205            9,589,406.44        4.73
      9.75      9.99       187            8,651,777.82        4.26
     10.00     10.24       154            7,423,224.53        3.66
     10.25     10.49       186            7,908,701.91        3.90
     10.50     10.74       126            5,011,096.60        2.47
     10.75     10.99        98            4,050,750.69        2.00
     11.00     11.24       141            5,094,787.53        2.51
     11.25     11.49       114            3,797,870.45        1.87
     11.50     11.74       107            3,657,339.42        1.80
     11.75     11.99        81            2,680,669.97        1.32
     12.00     12.24       113            3,507,133.99        1.73
     12.25     12.49        92            2,853,594.16        1.41
     12.50     12.74        82            2,335,472.40        1.15
     12.75     12.99        87            2,441,469.62        1.20
     13.00     13.24        58            1,686,635.91        0.83
     13.25     13.49        27              793,536.44        0.39
     13.50     13.74        54            1,453,398.68        0.72
     13.75     13.99        55            1,326,101.38        0.65
     14.00     14.24        14              282,124.44        0.14
     14.25     14.49        27              673,966.99        0.33
     14.50     14.74        39              851,555.64        0.42
     14.75     14.99        38              677,399.35        0.33
     15.00     15.24        10              230,095.54        0.11
     15.25     15.49        18              384,626.00        0.19
     15.50     15.74        31              566,141.88        0.28
     15.75     15.99         7              163,936.59        0.08
     16.00     16.24        13              222,776.70        0.11
     16.25     18.00        24              453,637.34        0.22
----------------------------------------------------------------------
WTD             9.06     4,375         $202,927,940.90      100.00%
AVG



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF REMAINING MONTHS TO MATURITY

MOS. TO MATURITY        COUNT                BALANCE     % BY BALANCE
-----------------------------          -------------     ------------
       16         30        3             $31,873.00         0.02%
       31         60       18             241,460.13          0.12
       61         90       34             562,373.54          0.28
       91        120      162           3,053,807.85          1.50
      121        150       38             886,050.77          0.44
      151        180      546          15,328,353.59          7.55
      181        210        3             145,658.62          0.07
      211        240    1,689          67,796,211.28         33.41
      271        300       78           4,194,863.97          2.07
      301        360    1,804         110,687,288.15         54.55
---------------------------------------------------------------------
WTD            295.4    4,375        $202,927,940.90       100.00%
AVG


GROUP II: DISTRIBUTION OF MAXIMUM CAP

MAX CAP (%)                 COUNT                BALANCE      % BY BALANCE
---------------------       -----         --------------      ------------
      10.10     10.50          42          $3,156,841.44         1.56%
      10.51     11.00          59           3,850,717.27          1.90
      11.01     11.50         128           7,768,534.48          3.83
      11.51     12.00         261          15,053,852.27          7.42
      12.01     12.50         338          19,923,240.29          9.82
      12.51     13.00         393          22,764,651.85         11.22
      13.01     13.50         472          26,380,091.51         13.00
      13.51     14.00         329          17,392,480.32          8.57
      14.01     14.50         345          16,232,172.76          8.00
      14.51     15.00         350          16,473,285.39          8.12
      15.01     15.50         308          13,112,077.47          6.46
      15.51     16.00         254           9,612,168.82          4.74
      16.01     16.50         214           7,295,096.62          3.59
      16.51     17.00         188           5,943,477.89          2.93
      17.01     17.50         178           5,397,200.42          2.66
      17.51     18.00         156           4,406,533.96          2.17
      18.01     18.50          82           2,277,479.90          1.12
      18.51     19.00          71           1,663,902.21          0.82
      19.01     19.50          66           1,525,522.63          0.75
      19.51     20.00          48             907,494.89          0.45
      20.01     20.50          49             950,767.88          0.47
      20.51     21.00          20             386,713.29          0.19
      21.01     21.50          16             267,915.56          0.13
      21.51     22.00           4              91,308.25          0.04
      22.01     22.50           2              42,845.90          0.02
      22.51     23.00           2              51,567.63          0.03
--------------------------------------------------------------------------
WTD             14.07       4,375        $202,927,940.90       100.00%
AVG



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materials. If you did not receive such a disclaimer please contact your Salomon
Smith Barney Financial Advisor immediately.

GROUP II: DISTRIBUTION OF GROSS MARGINS

GROSS MARGIN           COUNT                BALANCE      % BY BALANCE
(%)
-----------------      -----          -------------      ------------
   1.50      1.50          4            $326,701.85           0.16%
   1.51      2.00          9             906,279.65            0.45
   2.01      2.50         31           2,443,894.56            1.20
   2.51      3.00        104           8,325,933.01            4.10
   3.01      3.50        148           9,870,524.62            4.86
   3.51      4.00        257          16,459,351.44            8.11
   4.01      4.50        405          23,446,515.50           11.55
   4.51      5.00        233          13,052,472.50            6.43
   5.01      5.50        250          14,033,017.57            6.92
   5.51      6.00        420          20,514,671.43           10.11
   6.01      6.50        411          20,574,836.31           10.14
   6.51      7.00        259          10,311,022.13            5.08
   7.01      7.50        377          16,916,438.11            8.34
   7.51      8.00        296          12,392,805.81            6.11
   8.01     15.75      1,171          33,353,476.41           16.44
---------------------------------------------------------------------
WTD          6.10      4,375        $202,927,940.90         100.00%
AVG


GROUP II: DISTRIBUTION OF NEXT ADJUSTMENT DATE

MONTH       COUNT                BALANCE       % BY BALANCE
-----       -----          -------------       ------------
Sep-01          3             $353,851.97          0.17%
Oct-01         11            1,161,812.66           0.57
Nov-01         59            5,007,914.90           2.47
Dec-01         59            4,510,984.51           2.22
Jan-02         40            2,943,904.37           1.45
Feb-02         66            5,103,101.05           2.51
Mar-02        424           18,590,183.28           9.16
Apr-02        711           31,451,263.57          15.50
May-02        889           40,765,089.25          20.09
Jun-02        863           38,224,425.15          18.84
Jul-02        897           38,881,048.52          19.16
Aug-02        305           13,700,662.19           6.75
Sep-02          2              124,580.57           0.06
Feb-03          1               44,077.68           0.02
Mar-03          3              179,947.81           0.09
Apr-03         11              402,182.99           0.20
May-03          7              307,892.71           0.15
Jun-03         14              634,189.32           0.31
Jul-03          8              408,888.76           0.20
Aug-03          2              131,939.64           0.07
-----------------------------------------------------------
TOTAL       4,375         $202,927,940.90        100.00%






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materials. If you did not receive such a disclaimer please contact your Salomon
Smith Barney Financial Advisor immediately.

GROUP II: FICO SCORES

FICO SCORES            COUNT                BALANCE      % BY BALANCE
---------------        -----          -------------      ------------
     Unknown              47          $1,566,819.91           0.77%
  451       475            1              66,544.91            0.03
  501       525            7             231,870.80            0.11
  526       550           16             664,221.68            0.33
  551       575          117           5,508,317.47            2.71
  576       600          248          11,593,911.91            5.71
  601       625          476          21,414,301.74           10.55
  626       650          706          34,278,749.13           16.89
  651       675          698          32,988,874.98           16.26
  676       700          628          29,688,575.01           14.63
  701       725          456          21,038,484.43           10.37
  726       750          414          19,076,569.67            9.40
  751       775          298          13,523,590.65            6.66
  776       800          200           8,601,058.70            4.24
  801       825           61           2,603,061.95            1.28
  826       829            2              82,987.96            0.04
---------------------------------------------------------------------
WTD          676       4,375        $202,927,940.90         100.00%
AVG


GROUP II: UNITS

UNITS                            COUNT                BALANCE       % BY BALANCE
--------------------------       -----         --------------       ------------
Single                          1,276          $34,023,726.58         16.77%
Multi-Section Homes             3,099          168,904,214.32          83.23
--------------------------------------------------------------------------------
TOTAL                           4,375         $202,927,940.90        100.00%






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materials. If you did not receive such a disclaimer please contact your Salomon
Smith Barney Financial Advisor immediately.

NET FUNDS CAP SCHEDULE
Assumptions:
Closing Date: October 2, 2001
1-Yr Libor = 20%

   PERIOD         DATE       30/360 RATE CAP
--------------------------------------------
      0          9/26/01          -
      1         10/20/01        7.373%
      2         11/20/01        7.373%
      3         12/20/01        7.387%
      4          1/20/02        7.437%
      5          2/20/02        7.481%
      6          3/20/02        7.510%
      7          4/20/02        7.560%
      8          5/20/02        7.743%
      9          6/20/02        8.052%
     10          7/20/02        8.454%
     11          8/20/02        8.831%
     12          9/20/02        9.216%
     13         10/20/02        9.351%
     14         11/20/02        9.351%
     15         12/20/02        9.365%
     16          1/20/03        9.414%
     17          2/20/03        9.458%
     18          3/20/03        9.487%
     19          4/20/03        9.537%
     20          5/20/03        9.729%
     21          6/20/03       10.038%
     22          7/20/03       10.439%
     23          8/20/03       10.817%
     24          9/20/03       11.216%
     25         10/20/03       11.351%
     26         11/20/03       11.351%
     27         12/20/03       11.358%
     28          1/20/04       11.382%
     29          2/20/04       11.404%
     30          3/20/04       11.419%
     31          4/20/04       11.444%
     32          5/20/04       11.545%
     33          6/20/04       11.700%
     34          7/20/04       11.901%
     35          8/20/04       12.090%
     36          9/20/04       12.296%
     37         10/20/04       12.366%
     38         11/20/04       12.366%
     39         12/20/04       12.366%
     40          1/20/05       12.366%
     41          2/20/05       12.366%
     42          3/20/05       12.366%
     43          4/20/05       12.366%
     44          5/20/05       12.371%
     45          6/20/05       12.371%
     46          7/20/05       12.371%
     47          8/20/05       12.371%
     48          9/20/05       12.377%
--------------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

ADJUSTABLE RATE TRANSACTION MATURITY MATRIX

                                      CLASS II
                                      --------
                   SETTLE             10/2/2001
                 FIRST PAY           10/20/2001
             FIRST PAY AUCTION       11/13/2001

                   CLASS               BALANCE
                   -----               -------
                   II A-1            102,927,940.90
                   II A-2            100,000,000.00

                 1YR LIBOR              2.92%


====================================================================================================================================
                 SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
                             ARM    0% MHP        150% MHP      200% MHP      250% MHP      300% MHP      350% MHP      400% MHP
====================================================================================================================================


TO CALL
====================================================================================================================================
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
 II A-1                      WAL     11.41          3.11          2.44          2.01          1.71          1.49          1.32
             START-END PRINCIPAL     1-218          1-80          1-63          1-52          1-44          1-38          1-33
                PRINCIPAL WINDOW      218            80            63            52            44            38            33
                        MATURITY    Nov-19         May-08        Dec-06        Jan-06        May-05        Nov-04        Jun-04
------------------------------------------------------------------------------------------------------------------------------------
 II A-2                      WAL     21.63         12.25          10.10         8.53          7.26          6.35          5.62
             START-END PRINCIPAL    219-287        81-196        64-170        53-150        45-129        39-116        34-105
                PRINCIPAL WINDOW      69            116            107           98            85            78            72
                        MATURITY    Aug-25         Jan-18        Nov-15        Mar-14        Jun-12        May-11        Jun-10
====================================================================================================================================


TO MATURITY
====================================================================================================================================
  CLASS          SCENARIO              I             II            III           IV             V            VI            VII
------------------------------------------------------------------------------------------------------------------------------------
 II A-1                      WAL     11.41          3.11          2.44          2.01          1.71          1.49          1.32
             START-END PRINCIPAL     1-218          1-80          1-63          1-52          1-44          1-38          1-33
                PRINCIPAL WINDOW      218            80            63            52            44            38            33
                        MATURITY    Nov-19         May-08        Dec-06        Jan-06        May-05        Nov-04        Jun-04
------------------------------------------------------------------------------------------------------------------------------------
 II A-2                      WAL     21.80         13.22          11.05         9.36          8.04          7.00          6.17
             START-END PRINCIPAL    219-349        81-349        64-349        53-349        45-349        39-349        34-349
                PRINCIPAL WINDOW      131           269            286           297           305           311           316
                        MATURITY    Oct-30         Oct-30        Oct-30        Oct-30        Oct-30        Oct-30        Oct-30
====================================================================================================================================



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.